UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

Commission File No. 001-12392

NDCHealth Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On November 22, 2004, NDCHealth Corporation (the “Corporation”) entered into Letter Amendment No. 6 to the Credit Agreement, dated as of November 26, 2002, among the Corporation, the Lenders and agents from time to time party thereto, Merrill Lynch Capital, as Administrative Agent and Swing line Lender, Credit Suisse First Boston, as Syndication Agent, Bank of America, N.A., as Documentation Agent and LaSalle Bank National Association, as L/C Issuer, as amended by Letter Amendment and Waiver No. 1 dated as of May 27, 2003, Letter Amendment No. 2 dated as of August 29, 2003, Amendment No. 3 dated as of December 19, 2003 , Letter Amendment No. 4 dated as of January 22, 2004 and Letter Amendment No. 5 dated as of August 20, 2004 (as so amended, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Credit Agreement. Merrill Lynch Capital acted as Administrative Agent with respect to Letter Amendment No. 6.

Letter Amendment No. 6, among other things, amends certain negative covenants, including certain financial covenants, made by the Corporation under the Credit Agreement, which amendments afford the Corporation greater operating flexibility throughout fiscal 2005. Those amendments, among other things, revise the Corporation’s permitted Maximum Consolidated Total Leverage Ratio, Maximum Consolidated Senior Leverage Ratio and Minimum Consolidated Fixed Charge Ratio for the remainder of fiscal 2005 and each quarter of fiscal 2006 and each quarter thereafter.

ITEM 7.01 Regulation FD Disclosure

On November 23, 2004, NDCHealth Corporation issued a press release announcing the amendment of its senior secured credit facility, certain charges and expected adjusted earnings per share for the second fiscal quarter. The full text of the release is attached as exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated into future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press Release dated November 23, 2004, announcing an amendment to the Corporation’s senior secured credit facility, certain charges and expected adjusted earnings per share for the second fiscal quarter together with a table reconciling expected adjusted earnings per share to GAAP earnings per share.

Exhibit 99.2 Letter Amendment No. 6

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CAUTIONARY NOTICE REGARDING

NON-GAAP MEASURES AND

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements related to the company’s expected business outlook and guidance for the second fiscal quarter of 2005. These statements involve risks and uncertainties that may cause actual results to differ materially. The company’s business outlook and the projected results for future periods are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but may be beyond management’s control. Forward-looking statements are only predictions and are not guarantees of performance, and include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” or similar expressions. These statements include, among others, statements regarding the company’s expected business outlook, anticipated financial and operating results, its business strategy and means to implement the strategy, the company’s objectives, the amount and timing of future capital expenditures, the likelihood of the company’s success in developing and introducing new products and expanding its business, the timing of the introduction of new and modified products or services, financing plans, working capital needs and sources of liquidity. These forward-looking statements are based on management’s beliefs and assumptions, which in turn are based on currently available information. Important risks and assumptions relating to the forward-looking statements include, without limitation: (1) the company’s ability to expand in new and existing markets; (2) demand for the company’s products and services; (3) the cost of product development; (4) the timely completion, market demand and acceptance of the company’s new pharmacy and information products; (5) competitive forces; (6) gains in market share; (7) industry conditions affecting the company’s customers; (8) expected pricing levels; (9) expected growth of revenue and net income; (10) the timing and cost of planned capital expenditures; (11) the availability of capital to invest in business growth and expansion; (12) the timing of recognition of certain revenue; (13) access to data from suppliers; (14) the potential for information or network services interruptions; (15) adequate protection of proprietary technology; (16) unanticipated changes in accounting rules and/or interpretations; (17) complex state and federal regulations and its impact on the demand for information products or availability of certain data; (18) expected outcomes and cost of any regulatory action or pending litigation; (19) expected synergies relating to acquisitions, joint ventures and strategic alliances; (20) the timing of, and expected proceeds from the disposition of certain assets; (21) the company’s ability to maintain compliance with certain restrictive debt covenants or obtain a waiver and/or amendments to its credit agreements; and (22) the company’s substantial indebtedness, which could adversely affect its financial condition, results of operations and liquidity. Many of these risk factors and assumptions are beyond the company’s ability to control or predict, and are not intended to represent a complete list of all risks and uncertainties inherent in the company’s business, and should be read in conjunction with the more detailed cautionary statements included in NDCHealth’s Annual Report on Form 10-K for the fiscal year ended May 28, 2004 and other company filings with the Securities and Exchange Commission. The company believes its forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on the company’s current assumptions and expectations. Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update publicly any of them in light of new information or future events.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation
(Registrant)

By:	/s/ Lee Adrean
Lee Adrean
Executive Vice President and Chief Financial Officer

Date: November 24, 2004

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